UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024 (May 16, 2024)

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 399-3339

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 2, 2022, Snap Inc. (the “Company”) and certain of its directors were named as defendants in a class action lawsuit in the Court of Chancery of the State of Delaware, captioned City of Warwick v. Snap Inc. et al., and subsequently captioned Greater Pennsylvania Carpenters’ Pension Fund v. Snap Inc. et al., Docket No. 2022-0679-PAF (the “Lawsuit”). The Lawsuit was purportedly brought on behalf of Class A common stockholders and alleged that a transaction between the Company’s two co-founders and the Company, in which its two co-founders agreed to employment agreements and the Company agreed to amend its certificate of incorporation and issue a stock dividend if certain conditions were met, was not advantageous to the stockholders, constituted a breach of fiduciary duty, and should have been put to a vote of the Class A stockholders.

As previously disclosed, the parties to the Lawsuit executed an Amended Stipulation of Compromise and Settlement (the “Amended Stipulation of Settlement”) that sets forth the terms and conditions for the settlement and dismissal, with prejudice, of the Lawsuit. The Amended Stipulation of Settlement amends and supersedes a prior Stipulation of Compromise and Settlement which, as previously disclosed, was executed by the parties to the Lawsuit on June 13, 2023. While defendants continue to believe they have meritorious defenses to the Lawsuit, defendants understand that litigation is inherently uncertain and have agreed to the Amended Stipulation of Settlement to resolve the disputes, avoid the costs and risks of further litigation, and avoid unwarranted distractions to the Company’s management.

The Stipulation of Settlement became effective on February 26, 2024 following judicial approval of the Amended Stipulation of Settlement at a fairness hearing on February 26, 2024 and the expiration of the time to appeal that approval.

Amendment to Special Dividend Terms

As previously disclosed, on July 21, 2022, the Company entered into a series of transactions that provided for, among other things, the future declaration and payment of a special dividend of one share of Class A common stock on each outstanding share of Snap’s common stock (the “Special Dividend”), which would not be declared and paid until the later of (i) June 30, 2023, and (ii) the first business day following the date on which the 65-Day VWAP (as defined below) equals or exceeds $40 per share, or, if the board of directors so determined, a date that is within five business days after the later of such two dates.

In connection with the effectiveness of the Amended Stipulation of Settlement, the Company has agreed to modify the condition for the declaration of the Special Dividend, by amending each of the Co-Founder Agreements, previously entered into on July 21, 2022, respectively, with each of Messrs. Spiegel and Murphy and certain of their respective affiliates (generally, trusts and other estate and philanthropic planning vehicles through which Messrs. Spiegel and Murphy hold all or a portion of their shares of Class A common stock, Class B common stock, and Class C common stock) (the “Co-Founder Agreements”), to be the first business day following the date that, subject to certain adjustments, (i) the 90-Day VWAP equals or exceeds $40 per share, and (ii) the ratio of the 90-day VWAP to $8.70 (the closing price of Snap Class A common stock on May 10, 2023), equals or exceeds the ratio of the average closing price of the S&P 500 index for the same 90 trading days for which the 90-Day VWAP was calculated to 8,862.85 (the closing value of the S&P 500 Total Return index (^SP500TR) on May 10, 2023) (the “Modified Dividend Declaration Condition”). (As used herein, the “65-Day VWAP” and “90-Day VWAP” refer to, respectively, the average of the volume weighted average price per share of the Company’s Class A common stock traded on the New York Stock Exchange, or any other national securities exchange on which the shares of the Company’s Class A common stock are then traded, for each of the 65 or 90 trading days ending on, and including, the first trading day immediately preceding the date of determination of the 65-Day or 90-Day VWAP.)

Amendments to Co-Founder Agreements

In connection with the changes to the terms of the Special Dividend pursuant to the Amended Stipulation of Settlement, we are amending the terms of the Co-Founder Agreements to reflect the Modified Dividend Declaration Condition and to impose other conditions to amend the Co-Founder Agreements in the future.

The foregoing description of the Co-Founder Agreements is qualified by reference to, and should be read in conjunction with, the full text of the Co-Founder Agreement Amendments, which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated by reference, as well as the original text of the Co-Founder Agreements, which were previously provided on our Current Report on Form 8-K filed on July 21, 2022.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024 our board of directors approved, and holders of an aggregate of 231,626,943 shares of our Class C common stock, representing an aggregate of over 99% of the voting power of our outstanding capital stock, acted by written consent to adopt and approve, an amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation (the “Charter”), effective May 16, 2024. The Amendment effectuates updates to our Charter that we agreed to make in connection with the Amended Stipulation of Settlement. A copy of the Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K is incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 3 to the Amended and Restated Certificate of Incorporation of Snap Inc., filed May 17, 2024.

10.1	Amendment to Co-Founder Agreement among Snap Inc., Evan Spiegel, and the other Holders signatory thereto, made as of May 16, 2024.

10.2	Amendment to Co-Founder Agreement among Snap Inc., Robert Murphy, and the other Holders signatory thereto, made as of May 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNAP INC.

Date: May 17, 2024	By:	/s/ Michael O’Sullivan
Michael O’Sullivan General Counsel and Secretary